Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of March 16, 2021, by and among (A) OIL STATES INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), (B) the Lenders signatory hereto, and (C) WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with it successors and assigns in such capacity, “Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders, and the Agent are parties to that certain Credit Agreement dated as of February 10, 2021 (as amended, restated, supplemented or otherwise modified from time to time before the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more fully described herein; and

WHEREAS, the Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to such amendments to the Credit Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1    Definitions. In addition to other terms which may be defined herein (including, without limitation, in the preamble and recitals to this Agreement), terms used, but not defined, herein shall have the meanings given such terms in the Credit Agreement (as amended hereby).

SECTION 2    Amendments to Credit Agreement. The Credit Agreement is amended as follows:

(a)    Amendment to Section 1.1. Section 1.1 of the Credit Agreement is amended to add the following new definitions in appropriate alphabetical order:

“2026 Senior Notes” means unsecured convertible senior notes of OIS issued pursuant to an indenture, and any additional notes issued thereunder from time to time, in each case, so long as (a) such notes have a scheduled maturity date of no earlier than March 17, 2026, (b) the aggregate original principal amount of such notes does not exceed $150,000,000.00, (c) the negative covenants, affirmative covenants, and events of default in the indenture and in any agreements, instruments, or other documents executed and delivered in connection therewith or related thereto, taken as a whole, are no more restrictive to the Loan Parties than the negative covenants, affirmative covenants, and events of default in the 2023 Senior Notes Indenture or in any of the agreements, instruments, or other documents executed and delivered in connection therewith or related thereto, taken as a whole, and (d) no Person is obligated (whether as a guarantor, borrower, co-borrower, grantor, pledgor or otherwise) with respect to such notes unless such Person becomes (substantially simultaneously with such Person’s becoming so obligated with respect to such notes or at such a later time as Agent may permit in its sole discretion) obligated with respect to the Obligations in the same manner in which such Person is obligated with respect to such notes or in such other manner and to such extent as Agent may require.

“First Amendment Effective Date” means March 16, 2021.

(b)    Amendment to Section 1.1. The definition of “Funded Indebtedness” in Section 1.1 of the Credit Agreement is amended and restated so that it reads, in its entirety, as follows:

“Funded Indebtedness” means, as of any date of determination, all Indebtedness for borrowed money or letters of credit of OIS and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, including, in any event, but without duplication, with respect to the Loan Parties, the Revolver Usage, the 2023 Senior Notes, the 2026 Senior Notes, and the amount of Capitalized Lease Obligations, but excluding the Seller Note.

(c)    Amendment to Section 1.1. The definition of “Pass-Through Proceeds Deposit Account” in Section 1.1 of the Credit Agreement is amended and restated so that it reads, in its entirety, as follows:

“Pass-Through Proceeds Deposit Account” means a deposit account (a) which is established by OIS at Wells Fargo; (b) which is subject to a Control Agreement; (c) into which no funds are deposited, other than Pass-Through Proceeds; and (d) from which no withdrawals or dispositions of funds on deposit therein are made, other than (i) the repayment of the 2023 Senior Notes or the 2026 Senior Notes in accordance with Section 6.6(a), (ii) the payment of any fees associated with the establishment, maintenance, and operation of such deposit account, and (iii) transfers to an OIS operating account established and maintained at Wells Fargo.

(d)    Amendment to Section 1.1. The definition of “Pass-Through Proceeds” in Section 1.1 of the Credit Agreement is amended and restated so that it reads, in its entirety, as follows:

“Pass-Through Proceeds” means the proceeds of a Restricted Payment made by a Foreign Subsidiary to OIS (or by a Foreign Subsidiary to a Domestic Subsidiary which is, in a series of one or more intermediate and corresponding Restricted Payments, ultimately made to OIS); provided, however, that no such proceeds shall constitute “Pass-Through Proceeds” unless (a) such proceeds (upon receipt by OIS or a Domestic Subsidiary) shall have been deposited directly into the Pass-Through Proceeds Deposit Account and (b) if such proceeds were received by OIS or a Domestic Subsidiary within 90 days after any Investment (of any kind or character) was made by OIS or any Domestic Subsidiary in any Foreign Subsidiary, OIS shall have demonstrated in writing (to Agent’s satisfaction), before such proceeds are received by OIS, that such proceeds do not constitute any direct or indirect return, refund, or reimbursement of such Investment; provided, however, that any such proceeds shall cease (automatically and without notice to any Person) to constitute Pass-Through Proceeds (i) if OIS does not provide a Pass-Through Proceeds Accounting with respect to such proceeds (with such Pass-Through Proceeds Accounting being prepared as of the day on which such proceeds were initially received by OIS) within five Business Days after such proceeds are deposited into the Pass-Through Proceeds Deposit Account; (ii) if such proceeds are not applied to the repayment of the 2023 Senior Notes or the 2026 Senior Notes in accordance with Section 6.6(a) within 45 days after such proceeds are first received by a Domestic Subsidiary (with all of such proceeds being deposited into the Pass-Through Proceeds Deposit Account being accounted for on a first-in-first-out basis); and (iii) with respect to any such proceeds which are, in fact, used to repay the 2023 Senior Notes or the 2026 Senior Notes, upon their application to the repayment of the 2023 Senior Notes or the 2026 Senior Notes in accordance with Section 6.6(a), and, with respect to any proceeds which are not, in fact, used to repay the 2023 Senior Notes or the 2026 Senior Notes in accordance with Section 6.6(a), upon their withdrawal from the Pass-Through Proceeds Deposit Account.

(e)    Amendment to Section 1.1. Clause (t) of the definition of “Permitted Indebtedness” in Section 1.1 of the Credit Agreement is amended and restated so that it reads, in its entirety, as follows:

(t)         (i) the 2023 Senior Notes and (ii) the 2026 Senior Notes and any Refinancing Indebtedness in respect of the 2026 Senior Notes,

(f)    Amendment to Section 6.6. Subclause (a)(i) of Section 6.6 of the Credit Agreement is amended and restated so that it reads, in its entirety, as follows:

(i)         optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party or its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, (B) Hedge Obligations, (C) Permitted Intercompany Advances, (D) the 2023 Senior Notes or the 2026 Senior Notes, so long as (1) such payment is made solely with Pass-Through Proceeds or Excluded Equity Proceeds, (2) at the time such payment on the 2023 Senior Notes or the 2026 Senior Notes, as applicable, is made and immediately after giving effect thereto, no Event of Default exists, (3) the Administrative Borrower shall have given Agent prior written notice of such payment, and (4) on the date on which such payment is made, the Administrative Borrower shall have provided Agent with a certificate of a Responsible Officer regarding such payment in which such Responsible Officer (aa) certifies that the conditions precedent to such payment set forth in the foregoing clauses (1) through (3) have been satisfied; (bb) demonstrates to Agent’s satisfaction that the proceeds used to make such payment constituted either (x) Pass-Through Proceeds (including by demonstrating that such proceeds satisfy the conditions set forth in the definition of “Pass-Through Proceeds”) or (y) demonstrates to Agent’s satisfaction that the proceeds used to make such payment constituted Excluded Equity Proceeds (including by demonstrating that such proceeds satisfy the conditions set forth in the definition of “Excluded Equity Proceeds”); and (cc) attaches thereto a Pass-Through Proceeds Accounting or Excluded Equity Accounting, as applicable (all of which shall be prepared as of the date on which such payment is to be made and after giving effect thereto), with respect to all proceeds used to make such payment, or (E) any Indebtedness so long as the Payment Conditions are satisfied, or

SECTION 3    Effectiveness. This Agreement shall become effective on the date upon which each of the following conditions precedent is satisfied:

(i)     Execution of Counterparts of Agreement. The Agent shall have received counterparts of this Agreement duly executed by the Borrower, the Required Lenders, and the Agent, each of which shall be an original, a facsimile, or in an electronic format acceptable to the Agent (followed promptly by an original).

(ii)    Execution of Counterparts of Guarantor Acknowledgement. The Agent shall have received counterparts of the Guarantor Acknowledgement duly executed by the Guarantors, each of which shall be an original, a facsimile, or in an electronic format acceptable to the Agent (followed promptly by an original).

SECTION 4    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any Default or Event of Default, (b) to prejudice any right or rights which Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Borrower or any other Person with respect to any waiver, consent, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of Lenders or Agent, or any of them, under or with respect to any such documents.

SECTION 5    Representations and Warranties.

(a)    General Representations and Warranties. Each Loan Party party hereto represents and warrants that (i) it has the corporate or other organizational power and authority to execute, deliver and perform its obligations under this Agreement, (ii) it has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement, (iii) this Agreement has been duly executed and delivered on behalf of such Loan Party and (iv) this Agreement constitutes the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by general equitable or discretionary principles whether considered in a proceeding at law or in equity or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(b)    Specific Representations and Warranties. Each Loan Party party hereto represents and warrants that (i) the representations and warranties made by such Loan Party set forth in the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the First Amendment Effective Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing or will result after giving effect to this Agreement on the First Amendment Effective Date.

SECTION 6    Acknowledgments Regarding Obligations. Each Loan Party hereby acknowledges, stipulates and agrees that all of the Obligations are due and owing by Loan Parties to the Lenders without any defense, deduction, offset, claim or counterclaim. No Loan Party is aware of any events or facts, any actions taken by any Person, or any other circumstances that have occurred prior to the effectiveness of this Agreement that constitute the basis for or may give rise to any defense, deduction, offset, claim or counterclaim of such Loan Party or any other Loan Party with respect to the Obligations.

SECTION 7    Waiver of Claims. To induce the Agent and the Lenders to enter into this Agreement, each Loan Party hereby releases, remises, acquits and forever discharges the Agent and each Lender and each of its respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Agreement, the Credit Agreement or the other Loan Documents, except to the extent attributable to the gross negligence or willful misconduct of such Released Party (as finally determined by a court of competent jurisdiction) (collectively, the “Released Matters”). Each Loan Party hereby acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

SECTION 8    Execution in Counterparts; Loan Document. This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement. Any party delivering an executed counterpart of this Agreement by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement. Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute the Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 9    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE AND JURY TRIAL WAIVER SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

SECTION 10    Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. The recitals to this Agreement are incorporated herein by this reference.

SECTION 11    Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

SECTION 12    Reaffirmation of Obligations. Immediately after giving effect to this Agreement, Borrower reaffirms each Lien granted by it to the Agent for the benefit of the Lender Group and the Bank Product Providers under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by this Agreement, and shall continue to secure the Obligations (after giving effect to this Agreement), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by this Agreement, and the other Loan Documents, and hereby restates, ratifies, and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents to which it is a party as such Loan Documents are effective as of the First Amendment Effective Date. Borrower hereby acknowledges and agrees that, immediately after giving effect to this Agreement, all of its obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Agreement, are reaffirmed and remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

OIL STATES INTERNATIONAL, INC.

By:	/s/ Lloyd A. Hajdik
Name:	Lloyd A. Hajdik
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[OIS—FIRST AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL

ASSOCIATION, as Agent and as a Lender

By: /s/ Ryan Tozier

Name: Ryan Tozier

Title: Authorized Signatory

[OIS—FIRST AMENDMENT TO CREDIT AGREEMENT]

Bank of America, N.A., as a Lender

By: /s/ Ajay Jagsi

Name: Ajay Jagsi

Title: Vice President

[OIS—FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMorgan Chase Bank, NA, as a Lender

By: /s/ Anca Loghin

Name: Anca Loghin

Title: Authorized Officer

[OIS—FIRST AMENDMENT TO CREDIT AGREEMENT]

Royal Bank of Canada, as a Lender

By: /s/ Michael Sharp

Name: Michael Sharp

Title:   Authorized Signatory

[OIS—FIRST AMENDMENT TO CREDIT AGREEMENT]

Guarantor Acknowledgement

Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Agreement is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty and Security Agreement or the Loan Documents executed by the undersigned (as the same may be amended, restated, supplemented, or otherwise modified from time to time), all of which are hereby ratified and affirmed in all respects, and remain in full force and effect.

Immediately after giving effect to the foregoing Agreement, each Guarantor reaffirms each Lien granted by it to the Agent for the benefit of the Lender Group and the Bank Product Providers under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement and shall continue to secure the Obligations (after giving effect to the Agreement), in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents, and hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents to which it is a party as such Loan Documents are effective as of the date hereof. Each Guarantor hereby acknowledges and agrees that, immediately after giving effect to the Agreement, all of its respective obligations and liabilities under the Loan Documents to which it is a party remain in full force and effect.

[Continued on following page.]

[OIS—FIRST AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:

CAPSTAR DRILLING, INC.

By: /s/ Lloyd A. Hajdik

Name: Lloyd A. Hajdik

Title: Vice President and Treasurer

CAPSTAR HOLDING, L.L.C.

By: /s/ Lloyd A. Hajdik

Name: Lloyd A. Hajdik

Title: Vice President and Treasurer

GD DEVELOPMENT CORPORATION

By: /s/ Lloyd A. Hajdik

Name: Lloyd A. Hajdik

Title: Vice President

GEODYNAMICS, INC.

By: /s/ Lloyd A. Hajdik

Name: Lloyd A. Hajdik

Title: Vice President and Assistant Treasurer

OIL STATES ENERGY SERVICES HOLDING, INC.

By: /s/ Lloyd A. Hajdik

Name: Lloyd A. Hajdik

Title: Vice President and Treasurer

OIL STATES ENERGY SERVICES, L.L.C.

By: /s/ Lloyd A. Hajdik

Name: Lloyd A. Hajdik

Title: Vice President and Treasurer

OIL STATES INDUSTRIES, INC.

By: /s/ Lloyd A. Hajdik

Name: Lloyd A. Hajdik

Title: Vice President and Treasurer

OIL STATES INDUSTRIES US, INC.

By: /s/ Alina A. Choun

Name: Alina A. Choun

Title: Vice President, Tax

[OIS—FIRST AMENDMENT TO CREDIT AGREEMENT]

OIL STATES MANAGEMENT, INC.

By: /s/ Lloyd A. Hajdik

Name: Lloyd A. Hajdik

Title: Vice President and Treasurer

OIL STATES SKAGIT SMATCO, LLC

By: /s/ Lloyd A. Hajdik

Name: Lloyd A. Hajdik

Title: Vice President and Assistant Treasurer

OSES INTERNATIONAL, LLC

By: /s/ Lloyd A. Hajdik

Name: Lloyd A. Hajdik

Title: Vice President and Treasurer

TEMPRESS TECHNOLOGIES, INC.

By: /s/ Lloyd A. Hajdik

Name: Lloyd A. Hajdik

Title: Vice President and Treasurer

[OIS—FIRST AMENDMENT TO CREDIT AGREEMENT]